Scudder
Zero Coupon
2000 Fund

Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds

For investors who seek as high an investment return over a selected period as is consistent with investment in U.S. government securities and the minimization of reinvestment risk.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                          Scudder Zero Coupon 2000 Fund

--------------------------------------------------------------------------------
Date of Inception: 2/4/86    Total Net Assets as of      Ticker Symbol:  SGZTX
                             6/30/98: $18.8 million
--------------------------------------------------------------------------------

o For its most recent semiannual period ended June 30, 1998, Scudder Zero Coupon 2000 Fund posted a 2.84% total return. As of June 30, the Fund provided a 30-day net annualized SEC yield of 4.55%.

o Short-term Treasury security prices moved within a limited range during the six months ended June 30, 1998, as the Federal Reserve made known its concerns over tight labor markets and the possible resurgence of inflationary pressures.






                                Table of Contents

   3  Letter from the Fund's President    12  Financial Highlights
   4  Performance Update                  13  Notes to Financial Statements
   5  Portfolio Management Discussion     16  Officers and Trustees
   7  Glossary of Investment Terms        17  Investment Products and Services
   8  Investment Portfolio                18  Scudder Solutions
   9  Financial Statements


                       2 - Scudder Zero Coupon 2000 Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Zero Coupon 2000 Fund's performance over its most recent semiannual period ended June 30, 1998. The Fund posted a 2.84% total return for the period, as shorter maturity Treasury securities traded in a narrow range. Given Scudder Zero Coupon 2000 Fund's relatively short time to maturity, the Fund's managers continue to seek as high an investment return over a selected period as is consistent with the minimization of investment risk. For more information on the Fund's investment strategy, results, and outlook, please read the portfolio management discussion beginning on page 5.

     For those of you interested in our newest Scudder offerings, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1st. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of foreign companies with high earnings growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. These two funds make Scudder among the first in the industry to offer funds that pursue long-term growth of capital internationally in both the growth and value styles of investing. Please see page 17 for more information on Scudder products and services.

     If you have any questions regarding Scudder Zero Coupon 2000 Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Zero Coupon 2000 Fund


                       3 - Scudder Zero Coupon 2000 Fund

                     Performance Update as of June 30, 1998
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                         Total Return
----------------------------------------
Period     Growth
Ended        of                  Average
6/30/98    $10,000  Cumulative   Annual
----------------------------------------
Scudder Zero Coupon 2000 Fund
----------------------------------------
1 Year      $10,745    7.45%     7.45%
5 Year      $12,455   24.55%     4.49%
10 Year     $24,004  140.04%     9.15%

----------------------------------------
LB Government/Corporate Bond Index
----------------------------------------
1 Year      $11,129   11.29%    11.29%
5 Year      $13,944   39.44%     6.87%
10 Year     $23,885  138.85%     9.09%

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER ZERO COUPON 2000 FUND
Year   Amount
-------------
'88    10000
'89    11235
'90    12033
'91    13261
'92    15137
'93    17129
'94    16880
'95    19036
'96    19921
'97    21463
'98    23885

LB Government/Corporate Bond Index
Year    Amount
--------------
'88     10000
'89     12113
'90     12370
'91     13413
'92     15770
'93     19272
'94     18362
'95     20549
'96     21046
'97     22340
'98     24005

The unmanaged Lehman Brothers (LB) Government/Corporate Bond Index is composed of U.S. government treasury and agency securities, corporate and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index
Total Return (%) with the exact points listed in the table below.

Yearly periods ended June 30

                       1989      1990     1991     1992     1993     1994     1995     1996     1997     1998
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 12.63   $ 12.29  $ 12.46  $ 13.62  $ 13.99  $ 11.30  $ 11.99   $ 11.64  $ 11.61  $ 11.75
INCOME DIVIDENDS..   $   .63   $   .52  $   .85  $   .98  $   .91  $   .80  $   .60   $   .65  $   .73  $   .71
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $   .11   $   --  $   .03  $  1.46  $  1.38  $    --   $    --  $    --  $    --
FUND TOTAL
RETURN (%)........     21.12      2.13     8.43    17.57    22.21    -4.72    11.91      2.41     6.15     7.45
INDEX TOTAL
RETURN (%)........     12.34      7.10    10.20    14.15    13.16    -1.46    12.76      4.66     7.74    11.29

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the total returns for the Fund would have been lower.

                       4 - Scudder Zero Coupon 2000 Fund

                         Portfolio Management Discussion

Dear Shareholders,

Though the Federal Reserve made no move to increase short-term interest rates during the six months ended June 30, 1998, the Fed made clear its bias towards credit tightening during the period. Nevertheless, short-term Treasury securities traded within a narrow range and interest rates stayed at low levels. In keeping with this interest rate environment, Scudder Zero Coupon 2000 Fund posted a 2.84% total return for its most recent semiannual period ended June 30, 1998. In addition, the Fund provided a 30-day net annualized SEC yield of 4.55% as of June 30, 1998. The Fund's total return of 2.84% for the six-month period reflects a $0.13 decline in the Fund's net asset value to $11.75, offset by $0.46 per share in income distributions. The unmanaged Lehman Brothers Government/Corporate Bond Index's return during the same period was 4.17%. The difference in return between the Fund and its comparative index mirrors the Fund's ever-shortening average maturity.

Scudder Zero Coupon 2000 Fund seeks to provide investors with as high an investment return over a selected period as is consistent with investments in government securities and the minimization of reinvestment risk, but with the additional advantages of professional management, diversification, and liquidity. The Fund invests in high-quality zero-coupon bonds that pay no current income but, similar to savings bonds, are issued at substantial discounts to their value at maturity. When held to maturity, a zero-coupon bond's entire return comes from the difference between its issue price and its par value.

                                Portfolio Review

In managing Scudder Zero Coupon 2000 Fund we attempt to maximize the value of your investment on the December 2000 maturity date. Since zero coupon bonds such as those held by the Fund lack the cushion of regular interest payments, the Fund can be more volatile than other fixed-income investments of comparable maturity. Because some shareholders may need to redeem Fund shares before the maturity date, we try to limit share price volatility where possible while at the same time seeking a higher return than other fixed-income investments.

As the Fund approaches its 2000 maturity, we are gradually shortening the duration of the Fund, keeping over 90% of the bonds in the Fund's portfolio within two months of the target date, and over 99% within one year of the date. For the same reason, we are keeping the Fund's duration in a neutral stance in terms of its permissible range: As of June 30, 1998, the Fund's duration was 2.5 years, in the middle of its allowable range of 1.5 years to 3.5 years. (Duration gives relative weight to both interest and principal payments and has replaced maturity as the standard measure of interest rate sensitivity among professional investors. Generally the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

                             A Wary Federal Reserve

The Federal Reserve kept short-term interest rates from declining by making known its concerns about tight labor markets and the possible resurgence of wage inflationary pressures. Although the stock market experienced volatility during


                       5 - Scudder Zero Coupon 2000 Fund
the second quarter of the year, the Fed also was reportedly concerned about unwarranted speculation in the U.S. stock market. We believe the Fed's posture of being more inclined to raise short-term interest rates than to lower them will make it difficult for shorter-maturity Treasury rates to move lower in the near term, limiting the potential for the Fund's share price to appreciate.

As we approach Scudder Zero Coupon 2000 Fund's target year, we will monitor events influencing the bond market closely and adjust the Fund's duration and maturity structure accordingly. We will continue to attempt to maximize the Fund's net asset value on its maturity date.

Sincerely,

Your Portfolio Management Team

/s/Timothy G. Raney              /s/Stephen A. Wohler

Timothy G. Raney                 Stephen A. Wohler


                       6 - Scudder Zero Coupon 2000 Fund

                          Glossary of Investment Terms


 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 30-DAY SEC YIELD                 The standard yield reference for bond funds
                                  since the SEC required all bond funds to quote yields based on a prescribed formula.
                                  This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of capital return plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 TREASURIES                       Negotiable debt obligations of the U.S.
                                  government, secured by its full faith and credit, and issued at various schedules and maturities.

 ZERO COUPON BOND                 A bond that makes no periodic interest
                                  payments but instead is sold at a deep
                                  discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                       7 - Scudder Zero Coupon 2000 Fund

              Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities 100.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5%, 1/31/1999 .........................................................      100,000                99,734
U.S. Treasury Separate Trading Registered Interest and Principal, 2/15/2001 (5.48%*) ......   10,350,000             8,979,867
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/2000 (5.49%*) .....   10,224,000             8,990,270
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/2001 (5.50%*) .....      763,000               635,419
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities (Cost $18,158,867)                                                                 18,705,290
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $18,158,867) (a)                                                         18,705,290
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $18,158,867. At June 30, 1998, unrealized appreciation based on tax cost consisted entirely of aggregated gross unrealized appreciation of $546,423.

*     Bond equivalent yield to maturity; not a coupon rate.

    The accompanying notes are an integral part of the financial statements.


                        8 - Scudder Zero Coupon 2000 Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $18,158,867) .................     $  18,705,290
                 Cash .................................................................            93,382
                 Interest receivable ..................................................             2,085
                 Receivable for Fund shares sold ......................................            15,566
                 Other assets .........................................................               288
                                                                                            ----------------
                 Total assets .........................................................        18,816,611
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund Shares redeemed .....................................             3,541
                 Other payables and accrued expenses ..................................            24,987
                                                                                            ----------------
                 Total liabilities ....................................................            28,528
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  18,788,083
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ..................................           507,526
                 Unrealized appreciation on investments ...............................           546,423
                 Accumulated net realized loss ........................................        (1,242,334)
                 Paid-in capital ......................................................        18,976,468
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  18,788,083
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($18,788,083/
                    1,598,631 outstanding shares of beneficial interest, $.01 par value,    ----------------
                    unlimited number of shares authorized) ............................            $11.75
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Zero Coupon 2000 Fund

                             Statement of Operations
                   six months ended June 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $     615,567
                                                                                            ----------------
                 Expenses:
                 Management fee .......................................................            58,057
                 Services to shareholders .............................................            46,498
                 Custodian and accounting fees ........................................            21,073
                 Trustees' fees and expenses ..........................................            19,465
                 Auditing .............................................................            14,098
                 Reports to shareholders ..............................................             9,444
                 Registration fees ....................................................             6,946
                 Legal ................................................................             7,405
                 Other ................................................................             2,269
                                                                                            ----------------
                 Total expenses before reductions .....................................           185,255
                 Expense reductions ...................................................           (88,473)
                                                                                            ----------------
                 Expenses, net ........................................................            96,782
                --------------------------------------------------------------------------------------------
                 Net investment income                                                            518,785
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investments ...................................            88,530
                 Net unrealized depreciation on investments during the period .........           (56,064)
                --------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                               32,466
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $     551,251
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Zero Coupon 2000 Fund

                       Statements of Changes in Net Assets

                                                                            Six Months
                                                                               Ended
                                                                             June 30,         Year Ended
                                                                               1998          December 31,
Increase (Decrease) in Net Assets                                           (Unaudited)          1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ................................    $    518,785      $  1,172,267
                 Net realized gain (loss) from investments ............          88,530           161,395
                 Net unrealized appreciation (depreciation) on
                    investments during the period .....................         (56,064)            1,997
                                                                          ----------------  ----------------
                 Net increase in net assets resulting from operations .         551,251         1,335,659
                                                                          ----------------  ----------------
                 Distributions to shareholders from net investment
                    income ............................................        (745,333)       (1,127,761)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ............................       2,507,474         3,450,490
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .....................         730,732         1,105,633
                 Cost of shares redeemed ..............................      (4,710,013)       (9,750,463)
                                                                          ----------------  ----------------
                 Net decrease in net assets from Fund share
                    transactions ......................................      (1,471,807)       (5,194,340)
                                                                          ----------------  ----------------
                 Decrease in net assets ...............................      (1,665,889)       (4,986,442)
                 Net assets at beginning of period ....................      20,453,972        25,440,414
                 Net assets at end of period (including undistributed
                    net investment income of $507,526 and $734,074,       ----------------  ----------------
                    respectively) .....................................    $ 18,788,083      $ 20,453,972
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ............       1,721,605         2,161,757
                                                                          ----------------  ----------------
                 Shares sold .........................................          210,772           290,883
                 Shares issued to shareholders in reinvestment of
                    distributions .....................................          63,212            96,147
                 Shares redeemed ......................................        (396,958)         (827,182)
                                                                          ----------------  ----------------
                 Net decrease in Fund shares ..........................        (122,974)         (440,152)
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ..................       1,598,631         1,721,605
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Zero Coupon 2000 Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                 Six Months Ended
                                                 June 30, 1998(a)                  Years Ended December 31,
                                                    (Unaudited)     1997(a)    1996(a)     1995        1994        1993
----------------------------------------------------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------
Net asset value, beginning of period ...........     $11.88       $ 11.77     $ 12.38    $ 10.95     $ 12.85     $ 12.55
                                                    ------------------------------------------------------------------------
Income from investment operations:
Net investment income ..........................        .31           .63         .64        .65         .59         .79
Net realized and unrealized gain (loss) on
  investments ..................................        .02           .11        (.57)      1.40       (1.59)       1.23
                                                    ------------------------------------------------------------------------
Total from investment operations ...............        .33           .74         .07       2.05       (1.00)       2.02
                                                    ------------------------------------------------------------------------
Less distributions:
From net investment income .....................       (.46)         (.63)       (.68)      (.62)       (.31)       (.83)
From net realized gains on investments .........         --            --          --         --        (.59)       (.89)
                                                    ------------------------------------------------------------------------
Total distributions ............................       (.46)         (.63)       (.68)      (.62)       (.90)      (1.72)
                                                    ------------------------------------------------------------------------

                                                    ------------------------------------------------------------------------
Net asset value, end of period .................     $11.75       $ 11.88     $ 11.77    $ 12.38     $ 10.95     $ 12.85
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ...........................       2.84**        6.53         .65      19.08       (7.92)      16.00
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........       18.8            20          25         29          25          31
Ratio of operating expenses, net to average
  daily net assets (%) .........................       1.00*         1.00        1.00       1.00        1.00        1.00
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ..       1.91*         1.76        1.45       1.48        1.47        1.28
Ratio of net investment income to average daily
  net assets (%) ...............................       5.36*         5.44        5.42       5.59        5.23        5.29
Portfolio turnover rate (%) ....................       6.93*         5.74        85.2       86.6        89.3       101.6

(a) Based on monthly average shares outstanding during the period.

(b) Total returns would have been lower had certain expenses not been reduced.

 *    Annualized

 **   Not annualized


                       12 - Scudder Zero Coupon 2000 Fund

                    Notes to Financial Statements (Unaudited)
                       A. Significant Accounting Policies

Scudder Zero Coupon 2000 Fund (the "Fund") is organized as a diversified series of Scudder Funds Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund primarily invests in U.S. Government zero coupon securities. At least 50% of the Fund's net assets will be invested in zero coupon securities maturing within two years of the Fund's target maturity date. It is expected that the Fund will be liquidated in December of the year 2000.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $1,275,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($723,000), December 31, 2003 ($178,000), and December 31, 2004 ($374,000),
the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is generally recorded on the accrual basis under the amortized cost method whereby the Fund adjusts the cost of each investment assuming a constant

                       13 - Scudder Zero Coupon 2000 Fund
accretion to maturity of any discount. All original issue discounts are accreted for both tax and financial reporting purposes. Distributions to shareholders are recorded on the ex-dividend date.

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $671,071 and $2,954,794, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% of the average daily net assets of the Fund computed and accrued daily and payable monthly. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets until April 30, 1999. For the six months ended June 30, 1998, the fee pursuant to the Agreement amounted to $58,057, all of which was not imposed.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend disbursing and shareholder service agent for the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SSC aggregated $28,066, of which $16,365 was not imposed, and $14,340 is unpaid at June 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by STC aggregated $5,677, of which $3,310 was not imposed, and $961 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $18,422, of which $10,741 was not imposed, and $3,125 is unpaid at June 30, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Trustees' fees and expenses aggregated $19,465.

                       14 - Scudder Zero Coupon 2000 Fund

                                    This Page
                                  intentionally
                                   left blank.



                       15 - Scudder Zero Coupon 2000 Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Stephen A. Wohler*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                       16 - Scudder Zero Coupon 2000 Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       17 - Scudder Zero Coupon 2000 Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous  investment in securities  regardless of price  fluctuations and does not assure a profit or protect against loss in declining  markets.  Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       18 - Scudder Zero Coupon 2000 Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       19 - Scudder Zero Coupon 2000 Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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